UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

BEASLEY BROADCAST GROUP, INC.

(Name of Registrant as Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting of

BEASLEY BROADCAST GROUP, INC.

To Be Held On:

May 28, 2009 at 11:00 AM EDT

3033 Riviera Dr. # 200, Naples, FL 34103

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

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This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

•	The proxy statement and annual report to security holders are available at www.bbgi.com/proxymaterials.

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If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 18, 2009, to facilitate timely delivery.

The following materials are available for you to view at www.bbgi.com/proxymaterials:

• Proxy Statement

• Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) and 718-921-8562 (for international callers)

E-MAIL: info@amstock.com

WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:	IN PERSON: You may vote your shares in person by attending the Annual Meeting.
- OR -
TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call. You may enter your voting instructions up until 11:59 PM Eastern Time on May 27, 2009.

Matters to be acted on:

THE BOARD OF DIRECTOR RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS

1. To elect eight (8) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.			2. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement. The record date for the Annual Meeting is April 1, 2009. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.
NOMINEES:	George G. Beasley	(For All Classes of Common Stockholders)
	Bruce G. Beasley	(For All Classes of Common Stockholders)
	Caroline Beasley	(For All Classes of Common Stockholders)
	Brian E. Beasley	(For All Classes of Common Stockholders)
	Joe B. Cox	(For All Classes of Common Stockholders)
	Allen B. Shaw	(For All Classes of Common Stockholders)
	Mark S. Fowler	(For Class A Common Stockholders)
	Herbert W. McCord	(For Class A Common Stockholders)

Please note that you cannot use this notice to vote by mail.